ALPS SERIES TRUST

Supplement dated May 26, 2015 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Insignia Macro Fund, each dated January 28, 2015, as supplemented from time to time

Effective June 30, 2015, the period of time during which the Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed after a purchase in excess of $1 million will be increased from 12 months to 18 months.

The following references to “12 months” are deleted and replaced by “18 months”:

•

Footnote (1) to the table under the subheading “Fees and Expenses of the Fund” on page 1 of the Fund’s Summary Prospectus and on page 2 of the Fund’s Prospectus under the heading SUMMARY SECTION Prospectus under the heading SUMMARY SECTION.

•

The reference in the row “Contingent Deferred Sales Charge” in the table under the subheading “Sales Charge When You Purchase Class A Shares” on page 34 of the Fund’s Prospectus under the heading BUYING AND REDEEMING SHARES.

•

Footnote * in “Class A Shares” under the subheading “Sales Charge When You Purchase Class A Shares” on page 34 of the Fund’s Prospectus under the heading BUYING AND REDEEMING SHARES.

•

The text in “Class A Shares” under the subheading “Contingent Deferred Sales Charge” on page 36 of the Fund’s Prospectus under the heading BUYING AND REDEEMING SHARES.

•

Footnote * to the table under the subheading “Purchase of Shares” on page 49 of the Fund’s SAI under the heading PURCHASE, EXCHANGE AND REDEMPTION OF SHARES.

Investors Should Retain This Supplement for Future Reference

1